Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

GOLDEN MINERALS COMPANY

NUMBER		STOCK
THIS CERTIFIES THAT
IS THE REGISTERED HOLDER OF
CUSIP: 381119106 ISIN: US3811191069

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, US$0.01 PAR VALUE PER SHARE

of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED:
COUNTERSIGNED AND REGISTERED
PRESIDENT	OLYMPIA TRANSFER SERVICES INC. TORONTO ONTARIO TRANSFER AGENT AND REGISTRAR
SECRETARY
BY	AUTHORIZED OFFICER
SECURITY INSTRUCTIONS ON REVERSE	VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The stock represented by this Certificate are transferable at the offices of Olympia Transfer Services Inc., in the City of Toronto, Ontario

[REVERSE OF SPECIMEN CERTIFICATE]

THE CLASS OF STOCK REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED OT IT. THE CORPORATION WILL FURNISH TO STOCKHOLDERS, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS OF SUBSEQUENT SERIES.

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

(Name and address of transferee)

shares of common stock registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated:	20	Signature:	(Signature of shareholder)

Signature Guaranteed By:

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or change whatsoever, and must be guaranteed by a major Canadian Schedule 1 Chartered bank, a major Canadian trust company or a member of a recognized Medallion Signature Guarantee Program.